                                                                   EXHIBIT 10.47



                         EXECUTIVE EMPLOYMENT AGREEMENT


        This Executive Employment Agreement (the "Agreement"), dated as of March 5, 2002 (the "Effective Date"), is between BAM! Entertainment, Inc., a Delaware corporation, (the "Company") and Yves Legris, an individual ("Employee").

        1. Term.

           a. Basic Term: The Company shall employ Employee for the period commencing on the Effective Date and ending upon the earlier of (i) February 28, 2005 (the "Term Date"), as extended, if at all, under Section 1(b); or (ii) the date upon which the employment is terminated in accordance with Section 4 or 5.

           b. Renewal: Employee's employment will be renewed automatically for an additional one (1) year period (without any action by either party) on the Term Date and on each anniversary thereof, unless one party gives to the other written notice sixty (60) days in advance of the beginning of any one-year renewal period that the employment is to be terminated in accordance with
Section 4 or 5. Nothing stated in this Agreement or represented orally or in writing to either party shall create an obligation to renew this Agreement.

        2. Position and Responsibilities.

           a. Position: Employee is employed by the Company to render services to the Company in the position of Executive Vice President and General Manager and shall report directly to the Chief Executive Officer. Employee shall perform such duties and responsibilities as are normally related to such position in accordance with the standards of the industry and any additional duties now or hereafter reasonably assigned to Employee by the Chief Executive Officer. Employee shall abide by the Company's rules, regulations, and practices as they may from time-to-time be adopted or modified.

           b. Other Activities: Except upon the prior written consent of the Company, Employee will not during his employment by the Company (i) accept any other employment, or (ii) engage, directly or indirectly, in any other business activity (whether or not pursued for pecuniary advantage) that might interfere with Employee's duties and responsibilities hereunder or create a conflict of interest with the Company.

           c. No Conflict: Employee represents and warrants that Employee's execution of this Agreement, his or her employment with the Company, and the performance of his or her proposed duties under this Agreement shall not violate any obligations Employee may have to any other employer, person or entity, including any obligations with respect to proprietary or confidential information of any other person or entity.

        3. Compensation and Benefits.

           a. Base Salary: The Company shall pay Employee a salary at the rate of (i) $215,000 per year until June 30, 2003 and (ii) $265,000 per year commencing on July 1, 2003 ("Base Salary"). The Base Salary shall be paid in accordance with the Company's regularly established payroll practices. Employee's Base Salary will be reviewed at least annually in accordance with the Company's established procedures for adjusting salaries for similarly situated employees and may be increased in the sole discretion of the Company's Compensation Committee; provided that, Employee's Base Salary shall be increased by at least six percent per year. The Base Salary may not be decreased, except upon a mutual written agreement between the parties.

           b. Signing Bonus: Upon the execution of this Agreement by both parties, Employee shall be entitled to a bonus of $66,667 (the "Signing Bonus"), which shall be paid within a reasonable period following the execution of this Agreement (but not more than ninety (90) days). The Signing Bonus shall be conditioned upon Employee remaining continuously employed by the Company for one year. If Employee is terminated for Cause (as defined in Section 4 below) or if Employee terminates his employment for any reason other than his death or for Good Reason (as defined in Section 5 below), then Employee shall repay the following percentages of the Signing Bonus: (i) if the termination occurs during the first three months of the term of this Agreement, then Employee shall repay 75% of the Signing Bonus; (ii) if the termination occurs during the fourth through sixth month of the term of this Agreement, then Employee shall repay 50% of the Signing Bonus; and (iii) if the termination occurs during the sixth through twelfth month of the term of this Agreement, then Employee shall repay 25% of the Signing Bonus. Employee shall not be required to repay any portion of the Signing Bonus if Employee's employment is terminated for any reason following either the twelfth month of the term of this Agreement or a Change of Control.

           c. Bonus: Employee shall be eligible for any bonus program or plan that is established by the Company for similarly situated employees. The Company's Compensation Committee, in its sole discretion, may establish a bonus program or plan for Employee and determine the applicable target bonus amounts and milestones.

           d. Car and Education Allowances: The Company will pay Employee a monthly allowance of $1,000 per month for automobile expenses and a monthly allowance of $1,500 per month for educational expenses for Employee's children (the "Monthly Allowances"). These allowances will be paid in accordance with the Company's regularly established payment practices.

           e. Stock Options: Employee will be granted an option to purchase 150,000 shares of the Company's Common Stock at a price equal to $2.01 per share (the "Option"). The Option shall be an Incentive Stock Option to the extent allowed by law and shall be subject to the following vesting schedule--one-third shall vest at the end of the first year, another one-third shall vest at the end of the second year and the remaining one-third shall vest at the end of the third year--and shall be subject to the other terms and conditions of the Company's 2000 Stock Incentive Plan, as amended, and the Stock Option Agreement attached as Exhibit A. The Option shall also be subject to immediate accelerated vesting in the event of terminations, other than a termination for Cause or at-will termination by Employee, or a Corporate Transaction, as set forth in Exhibit A. Employee shall participate in any current and future stock option plans made generally available by the Company to similarly-situated employees, in accordance with the plans established by the Company, which may be amended or terminated at any time in the Company's sole discretion, and the Company's Compensation Committee, in its sole discretion, may grant Employee additional stock options or other equity rights under such plans.

               f. Benefits: The Company will provide Employee with medical, dental, eye-care, disability and life insurance benefits in accordance with the benefit plans established by the Company for similarly-situated executives (as may be amended from time to time in the Company's sole discretion). The Company will pay the premiums for the coverage of Employee, his spouse and children. The Company shall also provide Employee with at least five weeks of paid vacation leave annually, which shall accrue monthly (i.e., 2 1/12th days shall accrue each month) and shall be governed by the Company's regular policies and practices regarding vacation leave (as may be amended from time to time in the Company's sole discretion). Employee shall also be eligible to participate in any additional benefits (including 401k and ESPP plans) made generally available by the Company to similarly-situated employees, in accordance with the benefit plans established by the Company, which may be amended or terminated at any time in the Company's sole discretion.

               g. Expenses: The Company shall reimburse Employee for all reasonable business expenses (including travel) incurred in the performance of his or her duties hereunder in accordance with the Company's expense reimbursement guidelines.

               h. Annual Travel to France: The Company shall either provide Employee with or reimburse Employee for (at its option) round trip airline tickets so that Employee, his spouse and children may each travel to France up to two times per year, subject to Employee giving the Company reasonably sufficient notice in order to obtain the least expensive fare available and complying with the Company's regular expense reimbursement guidelines.

               i. Indemnification: The Company agrees to defend and indemnify Employee against any liability that Employee incurs within the scope of his employment with the Company to the fullest extent permitted by the Company's certificate of incorporation and by-laws and Delaware corporations law. The Company agrees to provide Employee with Director's and Officer's liability insurance coverage to the same extent as other similarly-situated executives at the Company, in accordance with the terms of the policy, which may be amended from time to time in the Company's sole discretion.

        4. Terminations By Company

           a. At-Will Termination By Company: The Company may terminate Employee's employment with the Company at any time, without any advance notice, for any reason, including no reason at all, notwithstanding anything to the contrary contained in or arising from any statements, policies, or practices of the Company relating to the employment, discipline, or termination of its employees. The Company shall immediately pay to Employee all compensation to which Employee is entitled up through the date of termination and any Severance required by this Section 4. Thereafter, all obligations of the Company under this Agreement shall cease, except as provided in Section 6.

           b. Severance: Except in situations where Employee's employment is terminated for Cause (as defined below), in the event that the Company terminates Employee's employment at any time, Employee will be entitled to the following: (i) an amount equal to twelve (12) months of Employee's then-current Base Salary and Monthly Allowances ("Severance") payable as follows: 50% of the Severance shall be paid as a lump sum within a reasonable period following the termination date (but not more than thirty (30) days unless agreed by Employee) and 50% of the Severance will be paid as salary continuation for six (6) months following the termination date; and (ii) reimbursement for any COBRA payments made by Employee for COBRA coverage during the six (6) months following the termination date. Employee shall not be entitled to any severance payments or benefit continuation if Employee's employment is terminated for Cause (as defined in below) of if Employee's employment is terminated by Employee for any reason (except as provided in Section 5 below).

           c. Termination For Cause: For purposes of this Agreement, "Cause" shall mean: (i) Employee commits a crime involving dishonesty, breach of trust, or physical harm to any person; (ii) Employee willfully engages in conduct that is in bad faith and materially injurious to the Company, including but not limited to, misappropriation of trade secrets, fraud or embezzlement; (iii) Employee commits a material breach of this Agreement, which breach is not cured within twenty (20) days after written notice to Employee from the Company; (iv) Employee willfully fails to implement or follow a reasonable and lawful policy or directive of the Company, which breach is not cured within twenty (20) days after written notice to Employee from the Company; or (v) Employee engages in a pattern of failure to perform job duties diligently and professionally, which pattern is not cured within twenty (20) days after written notice to Employee from the Company. The Company may terminate Employee's employment for Cause at any time, without any advance notice. The Company shall immediately pay to Employee all compensation to which Employee is entitled up through the date of termination, and thereafter, all of the Company's obligations under this Agreement shall cease, except as provided in Section 6.

           d. By Disability: If Employee becomes eligible for the Company's long term disability benefits or if, in the reasonable opinion of the Company's Board of Directors, Employee shall be unable to carry out the responsibilities and functions of the position held by Employee by reason of any physical or mental impairment for more than ninety (90) consecutive days or more than one hundred and twenty (120) days in any twelve-month period, then, to the extent permitted by law, the Company may terminate Employee's employment. The Company shall immediately pay to Employee all compensation to which Employee is entitled up through the date of termination and shall provide Employee with the Severance and benefit continuation required by Section 4(b) above. Thereafter, all of the Company's obligations under this Agreement shall cease, except as provided in
Section 6. Nothing in this Section shall affect Employee's rights under any disability plan in which he or she is a participant.

        5. Termination By Employee

           a. At-Will Termination By Employee: Employee may terminate his/her employment with the Company at any time for any reason, including no reason at all, upon sixty (60) days advance written notice. The Company shall have the option, in its sole discretion, to make Employee's termination effective at any time prior to the end of such notice period as long as the Company immediately provides Employee with all compensation to which he is entitled up through the last day of the sixty (60) day notice period and any Severance required by this
Section 5. Thereafter, all obligations of the Company under this Agreement shall cease, except as provided in Section 6.

           b. By Death: Employee's employment shall terminate automatically upon his or her death. The Company shall pay to Employee's beneficiaries or estate, as appropriate, any compensation then due and owing and shall provide to Employee's beneficiaries or estate, as appropriate, the Severance and benefit continuation required by Section 4(b) above. Thereafter, all obligations of the Company under this Agreement shall cease, except as provided in Section 6. Nothing in this Section shall affect any entitlement of Employee's heirs to the benefits of any life insurance plan or other applicable benefits.

           c. Termination for Good Reason: Employee's termination shall be for "Good Reason" if Employee provides written notice to the Company of the Good Reason within six (6) months of the event constituting Good Reason and provides the Company with a period of twenty (20) days to cure the Good Reason and the Company fails to cure the Good Reason within that period. For purposes of this Agreement, "Good Reason" shall mean any of the following events if the event is effected by the Company or third parties without Employee's consent: (i) a change in Employee's position, title or reporting with the Company which materially reduces Employee's level of responsibility, except for any reduction for Cause (as defined above); (ii) a reduction in Employee's Base Salary or a material reduction in Employee's other compensation or benefits, except for changes to the Company's generally applicable benefit plans and policies; (iii) a relocation of Employee's principal place of employment by more than twenty-five (25) miles from the Company's current office in San Jose, California; (iv) a material breach of Company's obligations to Employee; (v) the closing of any Corporate Transaction (as defined in Exhibit A); or (vi) if, during any period of twelve consecutive months, individuals who at the beginning of such period constitute the Board of Directors of the Company cease for any reason to constitute at least a majority thereof. Employee may terminate his/her employment for Good Reason, in which case Employee will be entitled to the Severance and benefit continuation provided by Section 4(b) above. Thereafter, all obligations of the Company under this Agreement shall cease, except as provided in Section 6.

           d. Termination for Special Good Reason: In addition to the severance rights set forth above, if, during any period of three consecutive months, Raymond C. Musci is not the Chief Executive Officer of the Company, and if Employee terminates his employment within six (6) months of such event pursuant to Section 5(a) above and the written notice states that Employee is terminating his employment pursuant to this Section, Employee will be entitled to the Severance and benefit continuation provided by Section 4(b) above. However, termination pursuant to this Section shall not entitle Employee to any accelerated vesting of his Option, even if such acceleration would be provided upon a termination for Good Reason. Thereafter, all obligations of the Company under this Agreement shall cease, except as provided in Section 6.

        6. Termination Obligations

           a. Employee agrees that all property, including, without limitation, all equipment, tangible proprietary information, documents, records, notes, contracts, and computer-generated materials provided to or prepared by Employee incident to his or her employment belong to the Company and shall be promptly returned to the Company upon termination of Employee's employment.

           b. Upon termination of Employee's employment, Employee shall be deemed to have resigned from all offices and directorships then held with the Company. Following any termination of employment, Employee shall cooperate with the Company in the winding up or transferring to other employees of any pending work and shall also cooperate with the Company in the defense of any action brought by any third party against the Company that relates to Employee's employment by the Company.

           c. Employee agrees that following termination of his or her employment, Employee shall not access or use any of the Company's computer systems, e-mail systems, voicemail systems, intranet system or other system, except as authorized by the Company in writing.

           d. The Company agrees that immediately following termination of Employee's employment, the Company will take all steps reasonably necessary to release Employee from all personal guarantees or other personal obligations that Employee made with respect to any debts of the Company.

           e. The Company and Employee agree that their obligations under this Section as well as Sections 3(i), 7 (including Exhibit B) and 8 shall survive the termination of employment and the expiration of this Agreement.

           f. In addition to the amounts payable as Severance and continuation benefits, Company shall pay Employee a tax equalization payment in accordance with this subsection. The tax equalization payment shall be in an amount which, when added to the other amounts payable to Employee, will place Employee in the same after-tax position as if the excise tax penalty of Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code"), or any successor statute of similar import, did not apply to any of the amounts payable as a result of golden parachute or similar payments, including any amounts paid under this subsection (f). The amount of this tax equalization payment shall be determined by Company's independent accountants and shall be payable to Employee within thirty (30) days of termination.

        7. Inventions and Proprietary Information

           a. Employee agrees to execute and be bound by the terms of the Company's Proprietary Information and Inventions Agreement, which is attached as Exhibit B.

               b. Employee acknowledges that because of his/her position in the Company, Employee will have access to intellectual property and confidential information. During the term of his or her employment (plus any period in which the Company is paying the Employee Severance) and for one (1) year thereafter, Employee shall not, for Employee or any third party, directly or indirectly, (i) interfere with any business of any kind in which the Company (or any affiliate) is engaged, including, without limitation, diverting or attempting to divert any of its suppliers or customers, or (ii) solicit, induce, recruit or encourage any person employed by the Company to leave their employment.

        8. Dispute Resolution

           a. The parties agree that any suit, action, or proceeding between Employee (and his or her attorneys, successors, and assigns) and the Company (and its affiliates, shareholders, directors, officers, employees, members, agents, successors, attorneys, and assigns) relating in any manner whatsoever to Employee's employment or termination of that employment shall be brought in either the United States District Court for the Northern District of California or in a California state court in the County of Santa Clara and that the parties shall submit to the jurisdiction of such court. The parties irrevocably waive, to the fullest extent permitted by law, any objection the party may have to the laying of venue for any such suit, action or proceeding brought in such court. If any one or more provisions of this Section shall for any reason be held invalid or unenforceable, it is the specific intent of the parties that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable.

           b. Employee acknowledges that he/she is obligated under this Agreement to render services of a special, unique, unusual, extraordinary and intellectual character, thereby giving this Agreement peculiar value so that the loss thereof cannot be reasonably or adequately compensated in damages in an action at law. Accordingly, in addition to other remedies provided by law, the Company shall have the right to compel specific performance by the Employee.

        9. Entire Agreement

        This Agreement is intended to be the final, complete, and exclusive statement of the terms of Employee's employment by the Company and may not be contradicted by evidence of any prior or contemporaneous statements or agreements, except for agreements specifically referenced herein (including the Stock Option Agreement, attached as Exhibit A, and the Company's Proprietary Information and Inventions Agreement, attached as Exhibit B).

        10. Amendments; Waivers

        This Agreement may not be amended except by a writing signed by Employee and by a duly authorized representative of the Company other than Employee. Failure to exercise any right under this Agreement shall not constitute a waiver of such right.

        11. Assignment

        Employee agrees that Employee will not assign any rights or obligations under this Agreement. Nothing in this Agreement shall prevent the consolidation, merger or sale of the Company or a sale of all or substantially all of its assets, in which event, the Company will make a good faith effort to assign this Agreement to such purchaser or successor.

        12. Severability

        If any provision of this Agreement shall be held by a court or arbitrator to be invalid, unenforceable, or void, such provision shall be enforced to the fullest extent permitted by law, and the remainder of this Agreement shall remain in full force and effect. In the event that the time period or scope of any provision is declared by a court or arbitrator of competent jurisdiction to exceed the maximum time period or scope that such court or arbitrator deems enforceable, then such court or arbitrator shall reduce the time period or scope to the maximum time period or scope permitted by law.

        13. Taxes

        All amounts paid under this Agreement (including, without limitation, Base Salary Monthly Allowances and Severance) shall be paid less all applicable state and federal tax withholdings. To the extent Employee is or may be subject to one or more foreign tax obligations, the Company agrees to reasonably cooperate with Employee to maximize Employee's after tax income.

        14. No Mitigation.

        Employee shall have no duty to mitigate with respect to any Severance payable to Employee.

        15. Governing Law

        This Agreement shall be governed by and construed in accordance with the laws of the State of California.

        16. Interpretation

        This Agreement shall be construed as a whole, according to its fair meaning, and not in favor of or against any party. Captions are used for reference purposes only and should be ignored in the interpretation of the Agreement.

        17. Binding Agreement

        Each party represents and warrants to the other that the person(s) signing this Agreement below has authority to bind the party to this Agreement and that this Agreement will legally bind both the Company and Employee. This Agreement will be binding upon and benefit the parties and their heirs, administrators, executors, successors and permitted assigns. To the extent that the practices, policies, or procedures of the Company, now or in the future, are inconsistent with the terms of this Agreement, the provisions of this Agreement shall control. Any subsequent change in Employee's duties or compensation will not affect the validity or scope of the remainder of this Agreement.

        18. Employee Acknowledgment

        Employee acknowledges Employee has had the opportunity to consult legal counsel concerning this Agreement, that Employee has read and understands the Agreement, that Employee is fully aware of its legal effect, and that Employee has entered into it freely based on his or her own judgment and not on any representations or promises other than those contained in this Agreement.

        19. Date of Agreement

        The parties have duly executed this Agreement as of the date first written above.



BAM! Entertainment, Inc.,
a Delaware corporation:                       EMPLOYEE:



By: /S/ RAYMOND C. MUSCI                      /S/   YVES LEGRIS
   ------------------------------------       ----------------------------------
        Name:  Raymond C. Musci                     Yves Legris
        Title: Chief Executive Officer

                                    EXHIBIT A

               BAM! ENTERTAINMENT, INC. 2000 STOCK INCENTIVE PLAN

                          NOTICE OF STOCK OPTION AWARD


        Grantee's Name and Address:         Yves Legris

                                            854 Brookline Drive

                                            Sunnyvale, CA 94087

        You have been granted an option to purchase shares of Common Stock, subject to the terms and conditions of this Notice of Stock Option Award (the "Notice"), the BAM! Entertainment, Inc. 2000 Stock Incentive Plan, as amended from time to time (the "Plan") and the Stock Option Award Agreement (the "Option Agreement") attached hereto, as follows. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Notice. A copy of the Plan is attached as Exhibit B.

        Award Number:                       134

        Date of Award                       April 16, 2002

        Vesting Commencement Date           March 5, 2002

        Exercise Price per Share            $2.01

        Total Number of Shares Subject
        to the Option (the "Shares")        150,000

        Total Exercise Price                $301,500

        Type of Option:                     Incentive Stock Option

        Expiration Date:                    April 16, 2012

        Post-Termination Exercise Period:   Three (3) Months


Vesting Schedule:

        Subject to Grantee's Continuous Service and other limitations set forth in this Notice, the Plan and the Option Agreement, the Option may be exercised, in whole or in part, in accordance with the following schedule:

        1/3 of the Shares subject to the Option shall vest on each anniversary of the Vesting Commencement Date.

        During any authorized leave of absence, the vesting of the Option as provided in this schedule shall cease after the leave of absence exceeds a period of ninety (90) days. Vesting of the Option shall resume upon the Grantee's termination of the leave of absence and return to service to the Company or a Related Entity.

        Except as set forth below, in the event of the Grantee's change in status from Employee to Consultant or from an Employee whose customary employment is 20 hours or more per week to an Employee whose customary employment is fewer than 20 hours per week, vesting of the Option shall continue only to the extent determined by the Administrator as of such change in status.

        Except in situations where Employee's employment is terminated for Cause (as determined in accordance with the then-effective Employment Agreement between Grantee and the Company), in the event that the Company terminates Employee's employment, the Option shall automatically become fully vested on the effective date of such termination. For the purpose of this Option, a termination by the Company of Grantee's Continuous Service shall include (but not be limited to) a termination by Grantee for Good Reason (as determined in accordance with the then-effective Employment Agreement between Grantee and the Company) or Death.

        In addition, the Option automatically shall become fully vested immediately prior to the closing of any Corporate Transaction.

        IN WITNESS WHEREOF, the Company and the Grantee have executed this Notice and agree that the Option is to be governed by the terms and conditions of this Notice, the Plan, and the Option Agreement.



                               BAM! Entertainment, Inc., a Delaware corporation



                               By:
                                   ---------------------------------------------
                                   Raymond C.  Musci, Chief Executive Officer


        THE GRANTEE ACKNOWLEDGES AND AGREES THAT THE SHARES SUBJECT TO THE OPTION SHALL VEST, IF AT ALL, ONLY DURING THE PERIOD OF THE GRANTEE'S CONTINUOUS SERVICE (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THE OPTION OR ACQUIRING SHARES HEREUNDER). THE GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS NOTICE, THE OPTION AGREEMENT, OR THE PLAN SHALL CONFER UPON THE GRANTEE ANY RIGHT WITH RESPECT TO FUTURE AWARDS OR CONTINUATION OF GRANTEE'S CONTINUOUS SERVICE, NOR SHALL IT INTERFERE IN ANY WAY WITH THE GRANTEE'S RIGHT OR THE RIGHT OF THE GRANTEE'S EMPLOYER TO TERMINATE GRANTEE'S CONTINUOUS SERVICE, WITH OR WITHOUT CAUSE, AND WITH OR WITHOUT NOTICE.

        The Grantee acknowledges receipt of a copy of the Plan and the Option Agreement, and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts the Option subject to all of the terms and provisions hereof and thereof. The Grantee has reviewed this Notice, the Plan, and the Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Notice, and fully understands all provisions of this Notice, the Plan and the Option Agreement. The Grantee hereby agrees that all disputes arising out of or relating to this Notice, the Plan and the Option Agreement shall be resolved in accordance with Section 18 of the Option Agreement. The Grantee further agrees to notify the Company upon any change in the residence address indicated in this Notice.



Dated: ______________________          Signed: _________________________________
                                               Yves Legris

                                                               AWARD NUMBER: 134



               BAM! ENTERTAINMENT, INC. 2000 STOCK INCENTIVE PLAN

                          STOCK OPTION AWARD AGREEMENT


        1. Grant of Option. BAM! Entertainment, Inc., a Delaware corporation (the "Company"), hereby grants to the Grantee (the "Grantee") named in the Notice of Stock Option Award (the "Notice"), an option (the "Option") to purchase the Total Number of Shares of Common Stock subject to the Option (the "Shares") set forth in the Notice, at the Exercise Price per Share set forth in the Notice (the "Exercise Price") subject to the terms and provisions of the Notice, this Stock Option Award Agreement (the "Option Agreement") and the Company's 2000 Stock Incentive Plan, as amended from time to time (the "Plan"), which are incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

        If designated in the Notice as an Incentive Stock Option, the Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by the Grantee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options, to the extent of the Shares covered thereby in excess of the foregoing limitation, shall be treated as Non-Qualified Stock Options. For this purpose, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the date the Option with respect to such Shares is awarded.

        2. Exercise of Option.

           (a) Right to Exercise. The Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice and with the applicable provisions of the Plan and this Option Agreement. The Option shall be subject to the provisions of Section 11(b) of the Plan relating to the exercisability or termination of the Option in the event of a Corporate Transaction. No partial exercise of the Option may be for less than the lesser of five percent (5%) of the total number of Shares subject to the Option or the remaining number of Shares subject to the Option. In no event shall the Company issue fractional Shares.

           (b) Method of Exercise. The Option shall be exercisable only by delivery of an Exercise Notice (attached as Exhibit A) which shall state the election to exercise the Option, the whole number of Shares in respect of which the Option is being exercised, and such other provisions as may be required by the Administrator. The Exercise Notice shall be signed by the Grantee and shall be delivered in person, by certified mail, or by such other method as determined from time to time by the Administrator to the Company accompanied by payment of the Exercise Price. The Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price, which, to the extent selected, shall be deemed to be satisfied by use of the broker-dealer sale and remittance procedure to pay the Exercise Price provided in Section 4(d), below.

           (c) Taxes. No Shares will be delivered to the Grantee or other person pursuant to the exercise of the Option until the Grantee or other person has made arrangements acceptable to the Administrator for the satisfaction of applicable income tax, employment tax, and social security tax withholding obligations, including, without limitation, obligations incident to the receipt of Shares or the disqualifying disposition of Shares received on exercise of an Incentive Stock Option. Upon exercise of the Option, the Company or the Grantee's employer may offset or withhold (from any amount owed by the Company or the Grantee's employer to the Grantee) or collect from the Grantee or other person an amount sufficient to satisfy such tax obligations and/or the employer's withholding obligations.

        3. Method of Payment. Payment of the Exercise Price shall be made by any of the following, or a combination thereof, at the election of the Grantee; provided, however, that such exercise method does not then violate any Applicable Law:

           (a) cash;

           (b) check;

           (c) surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require (including withholding of Shares otherwise deliverable upon exercise of the Option) which have a Fair Market Value on the date of surrender or attestation equal to the aggregate Exercise Price of the Shares as to which the Option is being exercised (but only to the extent that such exercise of the Option would not result in an accounting compensation charge with respect to the Shares used to pay the exercise price); or

           (d) payment through a broker-dealer sale and remittance procedure pursuant to which the Grantee (i) shall provide written instructions to a Company designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (ii) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction.

        4. Restrictions on Exercise. The Option may not be exercised if the issuance of the Shares subject to the Option upon such exercise would constitute a violation of any Applicable Laws.

        5. Termination or Change of Continuous Service. In the event the Grantee's Continuous Service terminates, the Grantee may, to the extent otherwise so entitled at the date of such termination (the "Termination Date"), exercise the Option during the Post-Termination Exercise Period. In no event shall the Option be exercised later than the Expiration Date set forth in the Notice. In the event of the Grantee's change in status from Employee, Director or

Consultant to any other status of Employee, Director or Consultant, the Option shall remain in effect and, except to the extent otherwise determined by the Administrator, continue to vest; provided, however, with respect to any Incentive Stock Option that shall remain in effect after a change in status from Employee to Director or Consultant, such Incentive Stock Option shall cease to be treated as an Incentive Stock Option and shall be treated as a Non-Qualified Stock Option on the day three (3) months and one (1) day following such change in status. Except as provided in Sections 7 and 8 below, to the extent that the Grantee is not entitled to exercise the Option on the Termination Date, or if the Grantee does not exercise the Option within the Post-Termination Exercise Period, the Option shall terminate.

        6. Disability of Grantee. In the event the Grantee's Continuous Service terminates as a result of his or her Disability, the Grantee may, but only within twelve (12) months from the Termination Date (and in no event later than the Expiration Date), exercise the Option to the extent he or she was otherwise entitled to exercise it on the Termination Date; provided, however, that if such Disability is not a "disability" as such term is defined in Section 22(e)(3) of the Code and the Option is an Incentive Stock Option, such Incentive Stock Option shall cease to be treated as an Incentive Stock Option and shall be treated as a Non-Qualified Stock Option on the day three (3) months and one (1) day following the Termination Date. To the extent that the Grantee is not entitled to exercise the Option on the Termination Date, or if the Grantee does not exercise the Option to the extent so entitled within the time specified herein, the Option shall terminate.

        7. Death of Grantee. In the event of the termination of the Grantee's Continuous Service as a result of his or her death, or in the event of the Grantee's death during the Post-Termination Exercise Period or during the twelve
(12) month period following the Grantee's Termination of Continuous Service as a result of his or her Disability, the Grantee's estate, or a person who acquired the right to exercise the Option by bequest or inheritance, may exercise the Option, but only to the extent the Grantee could exercise the Option at the date of termination, within twelve (12) months from the date of death (but in no event later than the Expiration Date). To the extent that the Grantee is not entitled to exercise the Option on the date of death, or if the Option is not exercised to the extent so entitled within the time specified herein, the Option shall terminate.

        8. Transferability of Option. The Option, if an Incentive Stock Option, may not be transferred in any manner other than by will or by the laws of descent and distribution and may be exercised during the lifetime of the Grantee only by the Grantee. The Option, if a Non-Qualified Stock Option may be transferred by will, by the laws of descent and distribution, and to the extent and in the manner authorized by the Administrator, to members of the Grantee's immediate family (as determined by the Administrator) or pursuant to a domestic relations order. The terms of the Option shall be binding upon the executors, administrators, heirs and successors of the Grantee.

        9. Term of Option. The Option may be exercised no later than the Expiration Date set forth in the Notice or such earlier date as otherwise provided herein.

        10. Stop-Transfer Notices. In order to ensure compliance with the restrictions on transfer set forth in this Option Agreement, the Notice or the Plan, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

        11. Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Option Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

        12. Tax Consequences. Set forth below is a brief summary as of the date of this Option Agreement of some of the federal tax consequences of exercise of the Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE GRANTEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES.

            (a) Exercise of Incentive Stock Option. If the Option qualifies as an Incentive Stock Option, there will be no regular federal income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as income for purposes of the alternative minimum tax for federal tax purposes and may subject the Grantee to the alternative minimum tax in the year of exercise.

            (b) Exercise of Incentive Stock Option Following Disability. If the Grantee's Continuous Service terminates as a result of Disability that is not total and permanent disability as defined in Section 22(e)(3) of the Code, to the extent permitted on the date of termination, the Grantee must exercise an Incentive Stock Option within three (3) months of such termination for the Incentive Stock Option to be qualified as an Incentive Stock Option.

            (c) Exercise of Non-Qualified Stock Option. On exercise of a Non-Qualified Stock Option, the Grantee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If the Grantee is an Employee or a former Employee, the Company will be required to withhold from the Grantee's compensation or collect from the Grantee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

            (d) Disposition of Shares. In the case of a Non-Qualified Stock Option, if Shares are held for more than one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes and subject to tax at a maximum rate of 20%. In the case of an Incentive Stock Option, if Shares transferred pursuant to the Option are held for more than one year after receipt of the Shares and are disposed more than two years after the Date of Award, any gain realized on disposition of the Shares also will be treated as capital gain for federal income tax purposes and subject to the same tax rates and holding periods that apply to Shares acquired upon exercise of a Non-Qualified Stock Option. If Shares purchased under an Incentive Stock Option are disposed of prior to the expiration of such one-year or two-year periods, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the difference between the Exercise Price and the lesser of (i) the Fair Market Value of the Shares on the date of exercise, or (ii) the sale price of the Shares.

        13. Lock-Up Agreement.

            (a) Agreement. The Grantee, if requested by the Company and the lead underwriter of any public offering of the Common Stock or other securities of the Company (the "Lead Underwriter"), hereby irrevocably agrees not to sell, contract to sell, grant any option to purchase, transfer the economic risk of ownership in, make any short sale of, pledge or otherwise transfer or dispose of any interest in any Common Stock or any securities convertible into or exchangeable or exercisable for or any other rights to purchase or acquire Common Stock (except Common Stock included in such public offering or acquired on the public market after such offering) during the 180-day period following the effective date of a registration statement of the Company filed under the Securities Act of 1933, as amended, or such shorter period of time as the Lead Underwriter shall specify. The Grantee further agrees to sign such documents as may be requested by the Lead Underwriter to effect the foregoing and agrees that the Company may impose stop-transfer instructions with respect to such Common Stock subject until the end of such period. The Company and the Grantee acknowledge that each Lead Underwriter of a public offering of the Company's stock, during the period of such offering and for the 180-day period thereafter, is an intended beneficiary of this Section 13.

            (b) No Amendment Without Consent of Underwriter. During the period from identification as a Lead Underwriter in connection with any public offering of the Company's Common Stock until the earlier of (i) the expiration of the lock-up period specified in Section 13(a) in connection with such offering or
(ii) the abandonment of such offering by the Company and the Lead Underwriter, the provisions of this Section 13 may not be amended or waived except with the consent of the Lead Underwriter.

        14. Entire Agreement: Governing Law. The Notice, the Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee's interest except by means of a writing signed by the Company and the Grantee. Nothing in the Notice, the Plan and this Option Agreement (except as expressly provided therein) is intended to confer any rights or remedies on any persons other than the parties. The Notice, the Plan and this Option Agreement are to be construed in accordance with and governed by the internal laws of the State of California (as permitted by Section 1646.5 of the California Civil Code, or any similar successor provision) without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of California to the rights and duties of the parties. Should any provision of the Notice, the

Plan or this Option Agreement be determined by a court of law to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.

        15. Headings. The captions used in the Notice and this Option Agreement are inserted for convenience and shall not be deemed a part of the Option for construction or interpretation.

        16. Dispute Resolution The provisions of this Section 16 shall be the exclusive means of resolving disputes arising out of or relating to the Notice, the Plan and this Option Agreement. The Company, the Grantee, and the Grantee's assignees (the "parties") shall attempt in good faith to resolve any disputes arising out of or relating to the Notice, the Plan and this Option Agreement by negotiation between individuals who have authority to settle the controversy. Negotiations shall be commenced by either party by notice of a written statement of the party's position and the name and title of the individual who will represent the party. Within thirty (30) days of the written notification, the parties shall meet at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary, to resolve the dispute. If the dispute has not been resolved by negotiation, the parties agree that any suit, action, or proceeding arising out of or relating to the Notice, the Plan or this Option Agreement shall be brought in the United States District Court for the Northern District of California (or should such court lack jurisdiction to hear such action, suit or proceeding, in a California state court in the County of Santa Clara) and that the parties shall submit to the jurisdiction of such court. The parties irrevocably waive, to the fullest extent permitted by law, any objection the party may have to the laying of venue for any such suit, action or proceeding brought in such court. THE PARTIES ALSO EXPRESSLY WAIVE ANY RIGHT THEY HAVE OR MAY HAVE TO A JURY TRIAL OF ANY SUCH SUIT, ACTION OR PROCEEDING. If any one or more provisions of this Section 16 shall for any reason be held invalid or unenforceable, it is the specific intent of the parties that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable.

        17. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail (if the parties are within the United States) or upon deposit for delivery by an internationally recognized express mail courier service (for international delivery of notice), with postage and fees prepaid, addressed to the other party at its address as shown beneath its signature in the Notice, or to such other address as such party may designate in writing from time to time to the other party.

                                    EXHIBIT B

            EMPLOYEE PROPRIETARY INFORMATION AND INVENTIONS AGREEMENT


In consideration of my employment by BAM! Entertainment, Inc., a Delaware corporation, (the "Company"), I hereby agree to the following restrictions placed on my use and development of information, technology, ideas and inventions:

1.      Proprietary Information.

        (a) Restrictions on Proprietary Information. I agree that, during my employment and after, I will hold the Proprietary Information of the Company in strict confidence and will neither use the information nor disclose it to anyone, except to the extent necessary to carry out my responsibilities as an employee of the Company or as specifically authorized in writing by a duly authorized officer of the Company. I understand that "Proprietary Information" means all information pertaining in any manner to the business of the Company or its affiliates, consultants, or business associates, unless (i) the information is or becomes publicly known through lawful means; (ii) the information was part of my general knowledge prior to my employment by the Company; or (iii) the information is disclosed to me without restriction by a third party who rightfully possesses the information and did not learn of it from the Company. This definition includes, but is not limited to, (A) the design and content of web pages, brochures and collateral; (B) processes, techniques, formulas, development tools and methods used to develop products and/or provide services to customers and information about those products and services; (C) computer programs, electronic codes, blueprints, schematics, techniques, development tools, processes, computer printouts, design drawings and manuals, formulas and improvements; (D) customer lists and information about customers, bids, proposals and potential customers; (E) information about costs, profits, markets and sales; (F) plans for business, marketing, future development and new product and service concepts; and (G) employee personnel files and information about employee compensation, employee benefits, and the Company's organization.

        (b) Location and Reproduction. I agree to maintain at my workstation and/or any other place under my control only such Proprietary Information as I have a current "need to know." I agree to return to the appropriate person or location Proprietary Information once that need to know no longer exists. I also agree not to make copies or otherwise reproduce Proprietary Information unless there is a legitimate business need for reproduction.

        (c) Prior Actions and Knowledge. Except as disclosed on Schedule A to this Agreement, I do not know anything about the Company's business or Proprietary Information, other than information I have learned from the Company in the course of being hired and employed.

        (d) Third Party Information. I recognize that the Company has received and will receive confidential or proprietary information from third parties. I will hold all such information in the strictest confidence and will not use the information or disclose it to anyone (except as necessary in carrying out my work for the Company consistent with the Company's agreement with such third party).

        (e) Interference with Business. I agree that during my employment with the Company and for a period of one (1) year after termination of my employment with the Company, I shall not, directly or indirectly, (i) interfere with any business of any kind in which the Company (or any affiliate) is engaged, including, without limitation, diverting or attempting to divert any of its suppliers or customers, or (ii) solicit, induce, recruit or encourage any person employed by the Company to leave their employment.

2.      Inventions.

        (a) Assignment of Inventions. I agree to assign to the Company, without further consideration, my entire right, title, and interest (throughout the United States and in all foreign countries), free and clear of all liens and encumbrances, in and to all Inventions. Notwithstanding the foregoing, the Company may, in its discretion, agree to provide consideration for certain Inventions through a written agreement between the Company and the undersigned which specifically provides for such consideration; in all other cases, no consideration shall be paid. The Inventions shall be the sole property of the Company, whether or not copyrightable or patentable. The Invention shall be considered a "work made for hire" for the Company as that term is used in the Copyright Act. In addition, I agree to maintain adequate and current written records on the development of all Inventions, which shall also remain the sole property of the Company. I understand that "Inventions" means all ideas, processes, inventions, technology, designs, formulas, discoveries, patents, copyrights, and trademarks, and all improvements, rights, and claims related to the foregoing, that are conceived, developed, or reduced to practice by me alone or with others except Inventions excluded in Schedule A and to the extent that California Labor Code Section 2870 lawfully prohibits the assignment. I understand that Section 2870(a) provides:

               Any provision in an employment agreement which provides that an employee shall assign, or offer to assign, any of his or her rights in an invention to his or her employer shall not apply to an invention that the employee developed entirely on his or her own time without using the employer's equipment, supplies, facilities, or trade secret information except for those inventions that either:

                      (1) Relate at the time of conception or reduction to practice of the invention to the employer's business, or actual or demonstrably anticipated research or development of the employer.

                      (2) Result from any work performed by the employee for the employer.

        (b) License for Other Inventions. If, in the course of my employment, with the Company, I incorporate into Company property an invention owned by me or in which I have an interest, the Company is granted an exclusive, royalty-free, irrevocable, perpetual, worldwide license to make, modify, use and sell my invention as part of and in connection with the Company property.

        (c) Assist With Registration. In the event any Invention shall be deemed by the Company to be copyrightable or patentable or otherwise registrable, I will assist the Company (at its expense) in obtaining and maintaining letters patent or other applicable registrations and in vesting the Company with full title. Should the Company be unable to secure my signature on any document necessary to apply for, prosecute, obtain, or enforce any patent, copyright, or other right or protection relating to any Invention, due to my incapacity or any other cause, I hereby irrevocably designate and appoint the Company and each of its duly authorized officers and agents as my agent and attorney-in-fact to do all lawfully permitted acts to further the prosecution, issuance, and enforcement of patents, copyrights, or other rights or protection with the same force and effect as if executed and delivered by me.

        (d) Disclosure. I agree to disclose promptly to the Company all Inventions and relevant records. I further agree to promptly disclose to the Company any idea that I do not believe to be an Invention, but is conceived, developed, or reduced to practice by me (alone or with others) while I am employed by the Company or during the one-year period following termination of my employment. I will disclose the idea, along with all information and records pertaining to the idea, and the Company will examine the disclosure in confidence to determine if in fact it is an Invention subject to this Agreement.

        (e) Post-Termination Period. I agree that any idea, invention, writing, discovery, patent, copyright, or trademark or similar item, or improvement shall be presumed to be an Invention if it is conceived, developed, used, sold, exploited, or reduced to practice by me or with my aid during my employment with the Company or within one year after the termination of my employment. I can rebut the above presumption if I prove with clear and convincing evidence that the idea, invention, writing, discovery, patent, copyright, or trademark or similar item, or improvement is not an Invention covered by this Agreement.

3.      Former or Conflicting Agreements.

        (a) Former Agreements. I represent and warrant that my performance of the terms of this Agreement will not breach any agreement to keep in confidence proprietary information acquired by me prior to my employment by the Company. I have listed in Schedule A all agreements to which I am a party that could reasonably impact my ability to perform services as an employee of the Company and have attached copies of any agreements in my possession. To the best of my knowledge, there is no other contract between me and any other person or entity that is in conflict with this Agreement or that could reasonably impact my ability to perform services as an employee of the Company.

        (b) Obligations During Employment. During my employment with the Company, I will not disclose to the Company, or use, or induce the Company to use, any proprietary information or trade secrets of others.

4.      Termination.

        (a) Return of the Company's Property. I agree to promptly return to the Company upon termination of my employment all documents, computer files, e-mails, equipment, materials and other personal property furnished to or prepared by me in the course of or incident to my employment. I understand that I must return all personal property regardless of whether the materials contain Proprietary Information. Following my termination, I will not retain any written, electronic or other tangible material containing any Proprietary Information or information pertaining to any Invention.

        (b) Termination Certificate. In the event of the termination of my employment, I agree, if requested by the Company, to sign and deliver the Termination Certificate attached as Schedule B.

        (c) Subsequent Employers. I agree that after the termination of my employment with the Company, I will not enter into any agreement that conflicts with my obligations under this Agreement and will inform any subsequent employers of my obligations under this Agreement.

5. At-will Employment. I recognize that nothing in this Agreement shall be construed to imply that my employment is guaranteed for any period of time. I understand that my employment is "at will," which means that either the Company or I can terminate our employment relationship at any time, without notice, and for any or no reason, with or without cause, except as provided otherwise in a written agreement signed by a duly authorized officer of the Company. I understand that the only way that this "at will" employment relationship can be altered is by a written agreement signed by a duly authorized officer of the Company.

6. Remedies. I recognize that nothing in this Agreement is intended to limit any remedy of the Company under any federal or state law concerning trade secrets. I recognize that my violation of this Agreement could cause the Company irreparable harm and agree that the Company shall have the right to apply to any court or arbitrator of competent jurisdiction for an order restraining any breach or threatened breach of this Agreement.

7.      Miscellaneous Provisions.

        (a) Assignment. I agree that the Company may assign to another person or entity any of its rights under this Agreement.

        (b) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

        (c) Severability. If any provision of this Agreement, or application thereof to any person, place, or circumstance, shall be held by a court or arbitrator of competent jurisdiction to be unenforceable, such provision shall be enforced to the greatest extent permitted by law and the remainder of this Agreement shall remain in full force and effect. In the event that the time period or scope of any provision is declared by a court or arbitrator of competent jurisdiction to exceed the maximum time period or scope that such court or arbitrator deems enforceable, then such court or arbitrator shall reduce the time period or scope to the maximum time period or scope permitted by law.

        (d) Entire Agreement. The terms of this Agreement are the final expression of my agreement with respect to the subject matter hereof and may not be contradicted by evidence of any prior or contemporaneous agreement. This Agreement shall constitute the complete and exclusive statement of its terms. I acknowledge that the Company has not made any other representations concerning the subject matter of this Agreement.

        (e) Amendment; Waivers. This Agreement can be amended or terminated only by a written agreement signed by both parties. No failure to exercise or delay in exercising any right under this Agreement shall operate as a waiver thereof.

        (f) Successors and Assigns. This Agreement shall be binding upon me and my heirs, executors, administrators, and successors, and shall inure to the benefit of the Company's successors and assigns.

        (g) Interpretation. This Agreement shall be construed as a whole, according to its fair meaning, and not in favor of or against any party. By way of example and not in limitation, this Agreement shall not be construed in favor of the party receiving a benefit nor against the party responsible for any particular language in this Agreement. Captions are used for reference purposes only and should be ignored in the interpretation of the Agreement.

I HAVE READ THIS AGREEMENT CAREFULLY AND UNDERSTAND ITS TERMS. I HAVE COMPLETELY NOTED ON SCHEDULE A TO THIS AGREEMENT ANY PROPRIETARY INFORMATION, IDEAS, PROCESSES, INVENTIONS, TECHNOLOGY, WRITINGS, PROGRAMS, DESIGNS, FORMULAS, DISCOVERIES, PATENTS, COPYRIGHTS, OR TRADEMARKS, OR IMPROVEMENTS, RIGHTS, OR CLAIMS RELATING TO THE FOREGOING, THAT I DESIRE TO EXCLUDE FROM THIS AGREEMENT.

Date: _____________________             ________________________________________
                                                     Employee Name

                                        ________________________________________
                                                   Employee Signature


WITNESS TO EMPLOYEE'S SIGNATURE:



Date: _____________________             ________________________________________
                                                      Witness Name

                                        ________________________________________
                                                   Witness Signature


THE COMPANY:



Date: _____________________             BAM! Entertainment, Inc.,
                                        a Delaware corporation:



                                        ________________________________________
                                        By:
                                        Its:

                                   SCHEDULE A

                              EMPLOYEE'S DISCLOSURE


1. Proprietary Information. Except as set forth below, I acknowledge that at this time I know nothing about the business or Proprietary Information of the Company, other than information I have learned from the Company in the course of being hired: ______________________________

        ________________________________________________________________________

        ________________________________________________________________________

        ________________________________________________________________________

        ________________________________________________________________________

        ________________________________________________________________________

2. Prior Inventions. Except as set forth below, there are no ideas, processes, inventions, technology, writings, programs, designs, formulas, discoveries, patents, copyrights, or trademarks, or any claims, rights, or improvements to the foregoing, that I wish to exclude from the operation of this Agreement: __________________________________

        ________________________________________________________________________

        ________________________________________________________________________

        ________________________________________________________________________

        ________________________________________________________________________

        ________________________________________________________________________

3. Prior Agreements. . Except as set forth below, I am aware of no prior agreements between me and any other person that could reasonably impact my ability to perform services as an employee of the Company (including agreements containing clauses prohibiting competition, solicitation of customers, solicitation of employees and the use or disclosure of proprietary information and inventions to the extent these agreements could reasonably impact my ability to perform services as an employee of the Company). Attach copies of all agreements in your possession: ______

        ________________________________________________________________________

        ________________________________________________________________________

        ________________________________________________________________________

        ________________________________________________________________________

        ________________________________________________________________________



Date: _____________________             ________________________________________
                                                     Employee Name

                                        ________________________________________
                                                   Employee Signature

                                   SCHEDULE B

                       TERMINATION CERTIFICATE CONCERNING

                       THE COMPANY PROPRIETARY INFORMATION

        This is to certify that I have returned all personal property of BAM! Entertainment, Inc. (the "Company"), including, without limitation, all computer programs, computer data files, e-mails, source code listings, books, manuals, records, models, drawings, reports, notes, contracts, lists, blueprints, collateral and other documents and materials, Proprietary Information, and equipment furnished to or prepared by me in the course of or incident to my employment with the Company, and that I did not make or distribute any copies of the foregoing.

        I further certify that I have reviewed the Employee Proprietary Information and Inventions Agreement signed by me and that I have complied with and will continue to comply with all of its terms, including, without limitation, (i) the reporting of any Invention (which is any idea, process, invention, technology, writing, program, design, formula, discovery, patent, copyright, or trademark, or any improvement, rights, or claims related to the foregoing, that is conceived, developed or reduced to practice by me alone or with others) that is covered by the Agreement, (ii) the preservation as confidential of all Proprietary Information pertaining to the Company, and (iii) the prohibition against soliciting the Company's employees or interfering with the Company's relationship with its clients and suppliers for a period of one
(1) year following my termination. This certificate in no way limits my responsibilities or the Company's rights under the Agreement.

        After termination of my employment with the Company, I will be providing services to______________________________________ [NAME OF NEW EMPLOYER].



Date: _____________________             ________________________________________
                                                     Employee Name

                                        ________________________________________
                                                   Employee Signature